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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
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                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 26, 2006

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                            SPRINT NEXTEL CORPORATION
             (Exact name of Registrant as specified in its charter)

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         Kansas                      1-04721                 48-0457967
 (State of Incorporation)   (Commission File Number)      (I.R.S. Employer
                                                         Identification No.)



   2001 Edmund Halley Drive, Reston, Virginia                   20191
    (Address of principal executive offices)                  (Zip Code)


        Registrant's telephone number, including area code (703) 433-4000


          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On June 26, 2006, Nextel Partners, Inc. ("Nextel Partners") redeemed for $28.50 per share all of its Class A Common Stock pursuant to the "Put Right" under its Restated Certificate of Incorporation, as amended (the "Charter"). All shares of the Class B Common Stock of Nextel Partners continue to be outstanding and held by Nextel WIP Corp., a wholly-owned indirect subsidiary of Sprint Nextel Corporation ("Sprint Nextel"). As a result, Nextel WIP Corp. now owns 100% of the capital stock of Nextel Partners.

Each outstanding option to acquire shares of Class A Common Stock of Nextel Partners became fully vested at the closing of the redemption and each holder of an option received an amount in cash equal to the product of (1) the number of shares of Class A Common Stock subject to the option multiplied by (2) the excess, if any, of the $28.50 redemption price over the exercise price per share of the option.

The redemption price of $28.50 per share was determined by an independent third party appraisal process in accordance with the provisions of the Charter after the shareholders of Nextel Partners exercised their right to require the purchase, at fair market value, of the outstanding shares of Nextel Partners stock that Nextel WIP Corp. did not own. The total amount of consideration paid to holders of Class A Common Stock and holders of options to purchase shares of Class A Common Stock was approximately $6.5 billion, funded in cash by Sprint Nextel subsidiaries.

A copy of the press release announcing completion of the transaction is attached hereto as Exhibit 99 and incorporated herein by reference.


Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

The following exhibit is filed with this report:


Exhibit No.      Description

99               Press Release, dated as of June 26, 2006


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      SPRINT NEXTEL CORPORATION



Date: June 27, 2006                   By:   /s/ Michael T. Hyde
                                            Michael T. Hyde
                                            Assistant Secretary


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                                  EXHIBIT INDEX


Number     Exhibit

99         Press Release, dated as of June 26, 2006.


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